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                                                                  Exhibit 10.117


                              AMENDMENT NUMBER ONE
               TO THE AMENDED AND RESTATED ONYX WAREHOUSE FACILITY
                                       AND
                       ASSIGNMENT AND ASSUMPTION AGREEMENT





        This AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED ONYX WAREHOUSE FACILITY AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Amendment and Assignment") is made as of December 22, 1998 by and among ONYX ACCEPTANCE CORPORATION ("Onyx"), ONYX ACCEPTANCE FINANCIAL CORPORATION ("Finco"), TRIPLE-A ONE FUNDING CORPORATION ("Triple-A One"), CAPITAL MARKETS ASSURANCE CORPORATION ("CapMAC"), CAPMAC FINANCIAL SERVICES, INC. ("CapFin"), MBIA INSURANCE CORPORATION ("MBIA") and NATIONAL AUSTRALIA BANK LIMITED, New York Branch, as Bank Agent for the Banks (the "Bank Agent").


                               W I T N E S S E T H


        WHEREAS, the parties hereto have entered into the Operative Documents;


        WHEREAS, pursuant to the Insurance Agreement CapMAC has issued a Note Bond for the benefit of Triple-A One and a Liquidity Bond for the benefit of the Bank Agent;


        WHEREAS, the parties hereto have agreed that MBIA, rather than CapMAC, will hereafter provide credit support to Triple-A One and the Bank Agent;


        WHEREAS, MBIA will issue a financial guaranty insurance policy in favor of Triple-A One substantially in the form of Exhibit A hereto (the "Note Policy") and a financial guaranty insurance policy in favor of the Bank Agent substantially in the form of Exhibit B hereto (the "Liquidity Policy") in replacement of the Note Bond and the Liquidity Bond;


        WHEREAS, the parties hereto have agreed to amend the Operative Documents in order to effect such assignment by CapMAC, as Surety Provider, to MBIA and to substitute MBIA for CapMAC in its role as Surety Provider, and grant certain consents thereunder, in each case, on the terms and conditions hereinafter set forth;


        WHEREAS, the parties hereto at even date herewith have agreed pursuant to the provisions hereof to increase the size of the warehouse facility; and


        WHEREAS, in connection with such increase the parties have agreed to increase the liquidity facility by amendment of the Liquidity Agreement;


        NOW, THEREFORE, the parties hereto agree as follows:


Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Triple-A One Credit Agreement dated as of September 4, 1998 (the "Credit Agreement") among Finco, Triple-A One, CapMAC and CapFin, and the


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Amended and Restated Definitions List dated as of September 4, 1998, attached thereto (the "Definitions List").


        Section 1. Assignment and Assumption of CapMAC's Rights and Obligations. Effective as of the date hereof and upon satisfaction of the conditions precedent set forth in Section 5 below, CapMAC hereby assigns and transfers all of its rights and obligations as Surety Provider under the Operative Documents to MBIA, and MBIA hereby accepts such rights and assumes such obligations and agrees that it will perform in accordance with their terms all of the obligations which are required to be performed by it thereunder. Each of Onyx, Finco, Triple-A One, CapFin and the Bank Agent consents to the foregoing assignment under each of the Operative Documents.


        Section 2. Amendments to Definitions List.


               (a) The following definitions in the Definitions List are hereby amended to read as follows:


               Liquidity Bond: The financial guaranty insurance policy numbered 28121(2) issued by MBIA on December 22, 1998 in favor of the Bank Agent for the Banks party to the Liquidity Agreement, as endorsed, amended, supplemented or otherwise modified from time to time.


               Note Bond: The financial guaranty insurance policy numbered 28121(1) issued by MBIA on December 22, 1998 in favor of Triple-A One, as endorsed, amended, supplemented or otherwise modified from time to time.


               Surety Provider:  MBIA.


               Triple-A One Commitment: $375,000,000, as such amount may be reduced pursuant to Section 2.8 of the Triple-A One Credit Agreement or such other amount agreed upon in writing by the Seller, Finco, Triple-A One and the Program Manager.


               (b) Clause (b) of the definition of "Eligible Hedge" is hereby amended to read as follows:


               "(b) provide for the payment by Finco of a fixed rate of interest as specified on the confirmation statements relating to such Interest Rate Hedge Mechanism(s), such that the weighted average Annual Percentage Rate on the Purchased Contracts less the sum of
               (x) a rate of 2% per annum and (y) the fixed rate of interest payable by Finco under such Interest Rate Hedge Mechanism(s) is greater than 5.5%;"


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               (c) The following defined term shall be added to the Definitions
List:


                   MBIA: MBIA Insurance Corporation.


        Section 3. Amendments to Insurance Agreement.


               (a) The Insurance Agreement is hereby amended to replace each reference therein to "Capital Markets Assurance Corporation" or "CAPITAL MARKETS ASSURANCE CORPORATION" with "MBIA Insurance Corporation" and "MBIA INSURANCE CORPORATION", respectively.


               (b) The Insurance Agreement is hereby amended to replace the Surety Provider's notice address in Section 7.2 thereof with the following new address:


                      MBIA Insurance Corporation
                      113 King Street
                      Armonk, New York  10504
                      Attention: Insured Portfolio Management,
                               Structured Finance
                      Telephone: (914) 273-4949
                      Facsimile: (914) 765-3163

        Section 4. Amendments to Credit Agreement. Section 6.6 of the Credit Agreement is hereby amended by adding the following proviso at the end of such section:


                      ";provided, however, that Finco may dividend residual interest certificates from its securitization transactions to Onyx Acceptance Corporation"


        Section 5. Conditions Precedent. The effectiveness of this Amendment and Assignment is subject to the satisfaction, on or prior to the date hereof, of the following conditions precedent:


               (a) Triple-A One Note. The Third Amended and Restated Triple-A One Note, dated September 4, 1998, in the amount of $325,000,000 shall have been returned to Finco for cancellation. Triple-A One shall have received the Fourth Amended and Restated Triple-A One Note in the amount of $375,000,000 executed by a duly authorized officer of Finco.


               (b) Surety Bonds. Triple-A One shall have returned the Note Bond issued by CapMAC to CapMAC for cancellation. The Bank Agent shall have returned the Liquidity Bond issued by CapMAC to CapMAC for cancellation.


               (c) Policies. MBIA shall have issued the Note Policy to Triple-A One and the Liquidity Policy to the Bank Agent, each with an insured obligation of $375,000,000.


               (d) Facility Increase Fee. MBIA shall have received the facility increase fee pursuant to the Fee Letter Agreement.


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               (e) Resolutions. MBIA shall have received a copy of the
resolutions of the Board of Directors of each of Onyx and Finco authorizing the execution, delivery and performance of this Amendment and Assignment and the Fourth Amended and Restated Triple-A One Note, certified by an officer of Onyx and Finco as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.


               (f) Legal Opinions. MBIA shall have received the following executed legal opinions:


                      (i) the executed legal opinion of counsel to Onyx and Finco with respect to the enforceability of their obligations under the Operative Documents, as amended by this Amendment and Assignment and the Fourth Amended and Restated Triple-A One Note; and


                      (ii) the executed legal opinion of counsel to Finco to the effect that the security interest granted by Finco to the Collateral Agent for the benefit of Triple-A One pursuant to the Triple-A One Security Agreement continues to be a valid first priority perfected security interest.


               (g) Rating Agency Notice. Each of Moody's and S&P shall have received prior written notice of this Amendment and Assignment and shall have confirmed the rating of Triple-A One.


               (h) State Street Consent. The Program Manager shall have received the executed consent of Onyx as the subordinated lender under the Subordinated Security Agreement to such increase in the Triple-A One Commitment, which consent shall have been acknowledged and agreed to by State Street Bank and Trust Company as the pledgee of the Subordinated Note.


        Section 6. Reaffirmation of Security Interest. Finco hereby reaffirms as of the date hereof the security interest and lien granted in favor of the Collateral Agent for the benefit of Triple-A One under the Triple-A One Security Agreement, and agrees and acknowledges that such security interest and lien shall continue from and after the date hereof, after giving effect to this Amendment and Assignment. Such reaffirmed security interest and lien remain and shall continue to remain in full force and effect and are hereby in all respects ratified and confirmed.


        Section 7. References.


               (a) On and after the effective date of this Amendment and Assignment, each reference in the Operative Documents to the "Definitions List" shall mean and be a reference to the Definitions List as amended hereby.


               (b) On and after the effective date of this Amendment and Assignment, each reference in the Operative Documents to the "Insurance Agreement" shall mean and be a reference to the Insurance Agreement as amended hereby.


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               (c) On and after the effective date of this Amendment and
Assignment, each reference in the Operative Documents to the "Triple-A One Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.


        Section 8. Full Force and Effect. Except as specifically amended above, the Definitions List and the other Operative Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.


        Section 9. Counterparts; Governing Law. This Amendment and Assignment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Amendment and Assignment shall be governed by and construed in accordance with the laws of the State of New York.


        Section 10. Effectiveness. This Amendment and Assignment shall become effective as of the date first written above when counterparts of this Amendment and Assignment shall have been accepted and agreed to by Onyx, Finco, Triple-A One, CapFin, CapMAC, MBIA and the Bank Agent, with written notice of this Amendment and Assignment to each of S&P and Moody's pursuant to Sections 9(e) and 10.1 of the Credit Agreement.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Assignment to be duly executed and delivered as of the date first written above.


                                    ONYX ACCEPTANCE CORPORATION





                                    By:_______________________________
                                       Name:
                                       Title:





                                    ONYX ACCEPTANCE FINANCIAL CORPORATION





                                    By:________________________________
                                       Name:
                                       Title:





                                    TRIPLE-A ONE FUNDING CORPORATION


                                    By:  MBIA Insurance Corporation,
                                            its attorney in fact





                                    By:______________________________
                                        Name:   Michael Antonicelli
                                        Title:     Vice President


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                                    CAPMAC FINANCIAL SERVICES, INC.





                                    By:_________________________________
                                       Name:   Michael Antonicelli
                                       Title:     Vice President





                                    CAPITAL MARKETS ASSURANCE CORPORATION





                                    By:_________________________________
                                       Name:   Michael Antonicelli
                                       Title:     Vice President





                                    MBIA INSURANCE CORPORATION





                                    By:_________________________________
                                       Name:   Michael Antonicelli
                                       Title:     Vice President





                                    NATIONAL AUSTRALIA BANK LIMITED,
                                    New York Branch





                                    By:_________________________________
                                       Name:
                                       Title:


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